                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 30, 1997 included in Avnet, Inc.'s Annual Report on Form 10-K for the year ended June 27, 1997, and to all references to our Firm included in this registration statement.


                                   ARTHUR ANDERSEN LLP


New York, New York
February 6, 1998



                                      9